UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                  July 1, 2002
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                22-3802649
        Bermuda                     1-286-2                    (IRS Employer
(State of Incorporation)    (Commission File Number)         Identification No.)

                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.   OTHER EVENTS

     On July 1, 2002, Foster Wheeler Ltd. issued a press release with respect to receiving further extensions of financing facilities and deferring payment on its trust preferred issue. The first, second and fourth paragraphs of the press release, which appears as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements:

               None.

(b)       Pro Forma Financial Information:

               None.

(c)       Exhibits:

               The following exhibit is filed or furnished as part of this Report to the extent described in Items 5 and 9.

               99.1 Press Release dated July 1, 2002.

Item 9.   REGULATION FD DISCLOSURE

     The third and fifth paragraphs appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FOSTER WHEELER LTD.


DATE:  July 16, 2002                      By:   /s/ Thomas R. O'Brien
                                              ----------------------------------
                                              Thomas R. O'Brien
                                              General Counsel and
                                              Senior Vice President